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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):   October 25, 2002
                                                         --------------------


                          SUSQUEHANNA BANCSHARES, INC.
                      -------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                 0-10674                  23-2201716
   --------------------      ---------------------       --------------
      (State or Other          (Commission File           (I.R.S. Employer
      Jurisdiction of               Number)              Identification No.)
      Incorporation)


     26 North Cedar Street, Lititz, Pennsylvania                17543
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      (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------



                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired: None

          (b)  Pro Forma Financial Information: None

          (c)  Exhibits:

               99.1 Certain information that will be disclosed by Susquehanna in a proposed private placement of subordinated debt securities.

               99.2 Press release, dated October 22, 2002 (incorporated herein by reference to the Registrant's Current Report on Form 8-K as filed with the SEC on October 23, 2002).

Item 9. Regulation FD Disclosure.

          Susquehanna Bancshares, Inc. ("Susquehanna") is pursuing a $75 million private placement of subordinated notes. It is expected that most of the proceeds from the offering would be used to repay $50.0 million of maturing long-term senior indebtedness when due in 2003, while the remaining proceeds would be used for general corporate purposes. The notes will be sold in a private placement and resold by the initial purchasers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), and offers will be made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S under the Securities Act. In connection with the offer of the subordinated notes, Susquehanna anticipates disclosing to prospective purchasers of the subordinated notes certain information. Susquehanna has elected to provide certain of this information in this Current Report on Form 8-K as Exhibit 99.1 for informational purposes. None of the information contained in this Form 8-K or the exhibits hereto should be deemed to be filed under the Securities Exchange Act of 1934, as amended, or incorporated by reference into any other filings Susquehanna has made or may make pursuant to the Securities Act or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

          No assurance can be made that the private placement of subordinated notes will be completed. Susquehanna presently expects to complete the private placement of subordinated notes at the beginning of November 2002.

          The subordinated notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be unlawful.

          This Current Report on Form 8-K and the documents incorporated by reference herein contain express and implied statements relating to the future financial condition, results of operations, plans, objectives, performance and business of Susquehanna, which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that relate to, among other things, profitability, liquidity, loan loss reserve adequacy, plans for growth, interest rate sensitivity, market risk, regulatory compliance and financial and other goals. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things:

               . adverse changes in our loan and lease portfolios and the resulting credit risk-related losses and expenses;

                                      -2-

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               .  interest rate fluctuations and other economic conditions;

               .  continued levels of our loan quality and origination volume;

               .  the adequacy of loss reserves;

               .  our ability to attract core deposits;

               .  continued relationships with major customers;

               . adverse changes in the economy that could increase credit-related losses and expenses;

               . compliance with laws and regulatory requirements of federal and state agencies;

               .  changes in competition and pricing environments;

               .  the inability to hedge certain risks economically;

               .  acquisitions or restructuring;

               .  technological changes;

               .  changes in consumer spending and saving habits;

               .  our success in managing the risks involved in the foregoing;
                  and

               . other risks and uncertainties detailed from time to time in our filings with the SEC.

          Although the expectations in the forward-looking statements are based on our current beliefs and expectations, Susquehanna does not assume responsibility for the accuracy and completeness of such statements. Further, Susquehanna is under no duty to update any of the forward-looking statements after the date of this Current Report to conform such statements to actual results.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SUSQUEHANNA BANCSHARES, INC.
                                                    (Registrant)


                                            By:  /s/ Drew K. Hostetter
                                               ---------------------------------
                                               Drew K. Hostetter
                                               Executive Vice President & CFO


Dated: October 25, 2002


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Exhibit Index

Exhibit

99.1 Certain information that will be disclosed by Susquehanna in a proposed private placement of subordinated debt securities.

99.2 Press release, dated October 22, 2002 (incorporated herein by reference to the Registrant's Current Report on Form 8-K as filed with the SEC on October 23, 2002).